Lease Arrangements - Reconciliation of Undiscounted Cash Flows to Operating Lease Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Operating Lease Liabilities Payments Due [Abstract]
2021	$ 96
2022	1
2023	1
2024	1
Total minimum lease payments	99
Less: amount of lease payments representing interest	(1)
Lease liabilities	98	$ 592
Less: current obligation under leases	(95)	(498)
Non-current lease obligations	$ 3	$ 94